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                                                                    EXHIBIT 10.4




                          REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                          KAPSON SENIOR QUARTERS CORP.

                                       AND

        GLENN KAPLAN, WAYNE L. KAPLAN, EVAN A. KAPLAN AND HERBERT KAPLAN




                           Dated as of August__, 1996


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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


1.   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.   Required Registration . . . . . . . . . . . . . . . . . . . . . . . . .   2

3.   Incidental Registration . . . . . . . . . . . . . . . . . . . . . . . .   3

4.   Registration Procedures . . . . . . . . . . . . . . . . . . . . . . . .   4

5.   Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

6.   Indemnification and Contribution. . . . . . . . . . . . . . . . . . . .   6

7.   Market Stand-Off Agreement. . . . . . . . . . . . . . . . . . . . . . .   8

8.   Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8


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                          REGISTRATION RIGHTS AGREEMENT

          Registration Rights Agreement, dated as of ____ ____, 1996, among KAPSON SENIOR QUARTERS CORP., a Delaware corporation (the "COMPANY"), Glenn Kaplan ("GLENN"), Wayne L. Kaplan ("WAYNE"), Evan A. Kaplan ("EVAN") and Herbert Kaplan ("HERBERT") (Messrs. Kaplan, Kaplan, Kaplan and Kaplan, from time to time, hereinafter referred to individually as a "HOLDER" are collectively as the "HOLDERS").

                              W I T N E S S E T H:

          WHEREAS, the Company and the Holders have entered into a Stockholders Agreement (the "STOCKHOLDERS AGREEMENT"), dated August ___ 1996, pursuant to which the Company has agreed, among other things, to issue and sell to the Holders, and the Holders have agreed to purchase from the Company, 4,150,000 shares of the Company's Common Stock, par value $.01 per share (the "COMMON STOCK");

          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

          1. DEFINITIONS. Unless otherwise defined herein, the following shall have the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

          "AGREEMENT" means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

          "COMMON STOCK" has the meaning given to it in the recital hereto.

          "NASD" means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

          "STOCKHOLDERS AGREEMENT" has the meaning given to it in the recital hereto.

          "REGISTERING SECURITY HOLDER" has the meaning given to it in Section
3.

          "REGISTRABLE SECURITIES" means all outstanding shares of Common Stock as of the date hereof and any securities issued or issuable with respect to any of such shares of Common Stock (a) by way of stock dividend or stock split or
(b) in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or (c) otherwise; PROVIDED, HOWEVER, that such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall


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not require registration or qualification of them under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

          "REGISTRATION REQUEST" has the meaning given to it in Section 2.

          2. REQUIRED REGISTRATION. From and after the effective date of the Company's Initial Public Offering, after receipt of a written request (a "REGISTRATION REQUEST") from one or more Holders requesting that the Company effect the registration of Registrable Securities under the Securities Act and specifying the intended method or methods of disposition thereof, the Company shall promptly notify all holders of Registrable Securities in writing of the receipt of such request and each such holder may elect (by written notice sent to the Company within ten days from the date of such holder's receipt of the aforementioned Company's notice) to have all or any part of its Registrable Securities included in such registration thereof pursuant to this Section 2. Thereupon the Company shall use its best efforts to effect the registration under the Securities Act of all shares of Registrable Securities which the Company has been so requested to register by such holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered; PROVIDED, HOWEVER, that, subject to the provisions of the immediately following sentence, the Company shall not be required to effect more than two registration statements of Registrable Securities pursuant to this
Section 2. In order to count as an "effected" registration statement, such registration statement shall not have been withdrawn and all shares registered pursuant to it (excluding any overallotment shares) shall have been sold. The Company shall have the right to defer the filing of any registration statement requested pursuant to this Section 2 for a period not to exceed ninety (90) days from the date of expiration of the expiration of the ten-day election period, if in the good faith determination of the Board of Directors of the Company the filing of such registration statement would be seriously detrimental to the Company.

          3. INCIDENTAL REGISTRATION. If Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "REGISTERING SECURITY HOLDERS") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to any class of equity security (as defined in Section 3(a)(11) of the Securities Exchange Act) of the Company, it will give written notice to all holders of Registrable Securities at least 30 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such holders may request.

          Each holder of any such Registrable Securities desiring to have Registrable Securities registered under this Section 3 shall advise the Company in writing within 10 days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public


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offering shall advise the Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company or such registering security holder would materially and adversely affect the distribution of such securities by the Company or such registering security holder, then all selling security holders (other than the Company) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis.

          4. REGISTRATION PROCEDURES. If the Company is required by the provisions of Section 2 or 3 to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will:

               (a) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed 180 days;

               (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 180 days;

               (c) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

               (d) use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall request (PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

               (e) furnish, in connection with any registration of Registrable Securities, on the date that such shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and
(2) a comfort letter dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold


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through underwriters, then to the holder(s) of Registrable Securities being registered and, if such accountants refuse to deliver such letter to such holder(s), then to the Company in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or such holder(s) shall reasonably request. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as such holder(s) of Registrable Securities may reasonably request consistent with opinions customarily provided in similar transactions. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than 5 business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such holders of the Registrable Securities being so registered may reasonably request consistent with comfort letters customarily provided in similar transactions;

               (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

               (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

          It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of any holder of Registrable Securities that such holder shall furnish to the Company such information regarding the securities held by such holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required under the Securities Act in connection with the action taken by the Company.

          5. EXPENSES. All expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to
Section 4(d), shall be paid by the Company, except that

               (a) The Company shall not be liable for any fees, discounts or commissions to any underwriter in respect of the securities sold by such holder of Registrable Securities; and

               (b) The Company shall not be liable for any fees or expenses of counsel to the selling security holders (other than one (1) counsel for the selling security holders as a group); and

               (c) the Holders shall be responsible for payment of any fees of independent accountants related to the registration of their Shares over and above annual audit fees, fees for audits of separate financial statements of business acquired by the


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Company required to satisfy its Exchange Act reporting requirements and fees associated with registration of securities of the Company for sale by the Company or by stockholders other than the Holders, including but not limited to fees for review of interim financial statements, "comfort letters" addressed to persons other than the Holders and services performed in connection with the consent of independent accountants to the use of their reports in the registration statement.

          6. INDEMNIFICATION AND CONTRIBUTION. (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the holder of such Registrable Securities, such holder's directors and officers, and each other Person (including each underwriter) who participated in the offering of such Registrable Securities and each other Person, if any, who controls such holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein, and PROVIDED FURTHER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon the failure of a Selling Holder to deliver a prospectus in compliance with applicable securities law. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

               (b) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Selling Holder of Registrable Securities severally and not jointly shall indemnify and hold harmless the Company, its directors and officers, and each other Person (including each underwriter) who participated in the offering of such Registrable Securities and each other Person, if any, who controls the Company or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final


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prospectus contained therein, or any amendment or supplement thereto, where such statement is in conformity with written information provided by such Holder expressly for use therein, or where such losses, claims, damages or liability arise out of or are based upon the failure of a Selling Holder to deliver a prospectus in compliance with applicable securities law, and, in any such case, the Selling Holder shall reimburse the Company or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by the Company or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that such Holder shall not be liable for any amounts in excess of the net proceeds received by such Holder for the sale of its shares. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

               (c) If the indemnification provided for in this Section 6 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within


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the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not also guilty of such fraudulent misrepresentation.

          7. MARKET STAND-OFF AGREEMENT. Notwithstanding any other provision of this Agreement, if requested by an underwriter of securities of the Company each holder of Registrable Securities shall not sell or otherwise transfer or dispose of any equity securities of the Company held by such holder during the 90 day period following the effective date of a Registration Statement other than pursuant to such Registration Statement.

          8.   MISCELLANEOUS.

               (a) NO INCONSISTENT AGREEMENTS. This agreement supersedes all prior agreements regarding registration rights between the Company and any of the parties hereto and all such prior agreements are deemed terminated hereby. The Company is a party to no other agreements regarding registration rights.
The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement. The Company may enter into agreements other than this Agreement pursuant to which the holders of the Company's securities are granted registration rights; PROVIDED, HOWEVER, that any such agreement shall provide that, in the event that an underwriter determines that the distribution of all securities requested to be included in the registration would materially and adversely affect the distributions of such securities by the Company or a registering security holder hereunder, the security holders party to such other agreement shall reduce the number of their securities proposed to be registered (to zero, if necessary), prior to any selling security holder hereunder reducing the number of its securities proposed to be registered.

               (b) REMEDIES. Each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

               (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given unless Company has obtained the written consent of each of the Holders.

               (d) NOTICES. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and (i) delivered in person with receipt acknowledged, (ii) sent by registered or certified mail, return receipt requested, postage prepaid, (iii) sent by overnight courier with guaranteed next-day delivery, or (iv) sent by telex or telecopier, in each case addressed as follows:

                    (i)  If to the Holders, to them at:

                    Kapson Senior Quarters Corp.
                    242 Crossways Park West


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                    Woodbury, NY 11797
                    Fax: (516) 921-8998

                    (ii) If to the Company:

                    Kapson Senior Quarters Corp.
                    242 Crossways Park West
                    Woodbury, NY 11797
                    Attention:  Glenn Kaplan
                    Fax: (516) 921-8998

                    with a copy to:

                    Proskauer Rose Goetz & Mendelsohn LLP
                    1585 Broadway
                    New York, New York 10036
                    Attention:  Arnold J. Levine, Esq.
                    Fax:  (212) 969-2900

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, one business day after sent by overnight courier or on the day telexed or telecopied.

               (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon (i) the successors of each of the parties hereto and (ii) the assigns of the holders of Registrable Securities including any Person to whom Registrable Securities are transferred.

               (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (i.e., without regard to its conflicts of law rules).

               (h) SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

               (i) ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement and Stockholders Agreement, represents the complete agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. Notwithstanding anything herein to the


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contrary, this Agreement shall not become effective until the Closing under the
Purchase Agreement.


          IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              KAPSON SENIOR QUARTERS CORP.


                              By: ___________________________
                              Name:
                              Title:



                              _______________________________
                              GLENN KAPLAN



                              _______________________________
                              WAYNE L. KAPLAN



                              _______________________________
                              EVAN A. KAPLAN



                              _______________________________
                              HERBERT KAPLAN


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